QUAKER INVESTMENT TRUST

Quaker Global Tactical Allocation Fund
QTRAX QTRCX QTRIX

Quaker Event Arbitrage Fund
QEAAX QEACX QEAIX

Supplement dated December 28, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated October 30, 2017

As of November 1, 2017, Paul Hoffmeister is no longer Co-Portfolio Manager for the Quaker Global Tactical Allocation Fund and Quaker Event Arbitrage Fund (the “Funds”). Accordingly, all references to Mr. Hoffmeister within the Summary Prospectus, Prospectus, and SAI for the Funds are removed.  Thomas F. Kirchner, Portfolio Manager of the Adviser, will remain responsible for the day-to-day management of the Funds.

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Please retain this supplement for future reference.